Exhibit 10.15
LIMITED WAIVER AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS LIMITED WAIVER AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of April 7, 2020, among LONESTAR RESOURCES AMERICA INC., a Delaware corporation ("Borrower"), the Guarantors party hereto, CITIBANK, N.A., a national banking association, as administrative agent (in such capacity, the "Administrative Agent") and as issuing bank (in such capacity, the "Issuing Bank"), and the other financial institutions executing this Agreement.
R E C I T A L S
A.The Borrower, the financial institutions party thereto from time to time (the "Lenders"), the Issuing Bank, and Administrative Agent are parties to that certain Credit Agreement dated as of July 28, 2015, as amended or otherwise modified by a Limited Consent and Waiver dated as of October 7, 2015, a First Amendment to Credit Agreement dated as of April 29, 2016, a Second Amendment to Credit Agreement dated as of May 19, 2016, a Third Amendment to Credit Agreement dated as of July 22, 2016, a Fourth Amendment to Credit Agreement dated as of November 23, 2016, a Fifth Amendment to Credit Agreement and Limited Waiver dated as of December 29, 2016, a Sixth Amendment and Joinder to Credit Agreement dated as of June 15, 2017, a Limited Waiver, Borrowing Base Redetermination Agreement, Amendment No. 7 to Credit Agreement dated as of January 4, 2018, Borrowing Base Redetermination Agreement and Amendment No. 8 to Credit Agreement dated as of May 24, 2018, a Consent Agreement dated as of September 28, 2018, a Ninth Amendment and Joinder to Credit Agreement dated as of November 15, 2018, and a Borrowing Base Redetermination and Tenth Amendment to Credit Agreement dated as of June 17, 2019 (as so amended or otherwise modified and as may be further amended or otherwise modified from time to time, including, without limitation, by this Agreement, the "Credit Agreement").

B.The Borrower failed to cause the ratio of (i) consolidated current assets of the Borrower and the Consolidated Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under ASC 815) to (ii) consolidated current liabilities of the Borrower and the Consolidated Subsidiaries (excluding non-cash obligations under ASC 815 and current maturities under the Credit Agreement), to be greater than or equal to 1.0 to 1.0 for the fiscal quarter ended December 31, 2019, as required under Section 9.01(b) of the Credit Agreement and failed to promptly furnish to the Administrative Agent and each Lender written notice of such failure as required under Section 8.02(a) of the Credit Agreement (the "Designated Defaults"). The Borrower has requested that the Administrative Agent, the Issuing Bank, and the Lenders waive the Designated Defaults and any Representation Defaults (as defined below).

C.The Borrower has informed the Administrative Agent that the Borrower will be unable to satisfy to the requirement to deliver financial statements under Section 8.01(a) of the Credit Agreement for the fiscal year of the Borrower ended December 31, 2019 by no later than 90 days after the end of such fiscal year (the "FY 2019 Annual Financials Timing Requirement"). The Borrower has requested that the Lenders consent to (x) a 45-day extension of such FY 2019 Annual Financials Timing Requirement and (y) delivery of financial statements for the fiscal year of the Borrower ended December 31, 2019 with a "going concern" or like qualification or exception (the "Consent Request").

D.Subject to the terms and conditions set forth herein, on the Agreement Effective Date, the Lenders wish to waive the Subject Defaults (as defined below) and agree to the Consent Request and to make certain amendments to the Credit Agreement, each as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Same Terms.

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(a)All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Credit Agreement as the same shall hereafter be amended or otherwise modified from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents as the same shall hereafter be amended or otherwise modified from time to time.

(b)Section 1.04 of the Credit Agreement is hereby incorporated herein mutatis mutandis.

2.Limited Waiver and Consent.

(a)The Borrower and each Guarantor party hereto hereby acknowledge the existence of the Designated Defaults and each Default that may have arisen out of a representation or warranty made by the Borrower that no Default had occurred and was continuing (but only to the extent such representation or warranty was untrue solely due to the Designated Defaults) (the "Representation Defaults" and together with the Designated Defaults, the "Subject Defaults"). Subject to the terms and conditions of this Agreement and the occurrence of the Agreement Effective Date, the Lenders hereby waive the Subject Defaults and agree to the Consent Request.

(b)Notwithstanding the requirements of Section 8.01(a) of the Credit Agreement, the Lenders agree that the Borrower will furnish to the Administrative Agent and each Lender not later than 135 days after the end of the fiscal year ended December 31, 2019, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by BDO or other independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

(c)The waivers and consents by the Lenders described in this Section 2 are limited to the Subject Defaults and the Consent Request. Such waivers and consents are limited to the extent expressly described herein and shall not be construed to be a consent to, or a permanent waiver of, noncompliance with Section 8.01, 8.02 or 9.01(b) of the Credit Agreement, or any other terms, provisions, covenants, warranties, or agreements contained in the Credit Agreement or in any of the other Loan Documents. The Lenders expressly reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults with respect to the Credit Agreement or any other provision of any Loan Document other than the Subject Defaults. The description herein of the Subject Defaults is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults. The failure of the Lenders to give notice to any Loan Party of any such other Defaults is not intended to be nor shall be a waiver thereof. Each Loan Party hereby agrees and acknowledges that the Lenders require and will require strict performance by the Loan Parties of all of their respective obligations, agreements, and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action by the Administrative Agent, the Issuing Bank, or any Lender regarding any Default (including but not limited to the Subject Defaults) is intended to be or shall be a waiver thereof other than the waiver of the Subject Defaults expressly provided for in this Section 2. Other than the waiver of the Subject Defaults expressly provided for in this Section 2, each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy (collectively, the "Lender Rights"). For the avoidance of doubt, each Loan Party also agrees and acknowledges that neither the waiver provided in this Agreement nor any other waiver provided by the Lenders prior to the date hereof shall operate as a waiver of or otherwise prejudice any of the Lender Rights other than the waiver of the Subject Defaults expressly provided for in this Section 2 or such other waivers of specified Defaults expressly provided by the Lenders prior to the date hereof.

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3.Amendments to Credit Agreement. Subject to the terms of this Agreement and in reliance on the representations, warranties, covenants and agreements contained in this Agreement, as of the Agreement Effective Date, the following amendments to the Credit Agreement shall be made:

(a)Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order therein:

"Consolidated Cash Balance" means, at any time, the aggregate amount of cash and cash equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper, in each case held by the Borrower and its Consolidated Subsidiaries, with the exception of royalty payable funds kept in separate bank accounts in Lonestar Operating, LLC and T-N-T Operating, Inc.

"Consolidated Cash Balance Excess Period" has the meaning given such term in Section 3.04(c)(iv).

(b)Section 2.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (v) thereof, (ii) re-numbering clause (vi) thereof to become clause (vii), and (iii) adding a new clause (vi) immediately following clause (v) thereof as follows:

(vi)    the Consolidated Cash Balance (without regard to the requested Borrowing) and the pro forma Consolidated Cash Balance (giving effect to the requested Borrowing) as of the end of the third Business Day after such requested Borrowing will be funded; and
(c)Section 2.03 of the Credit Agreement is hereby amended by restating the penultimate paragraph thereof in its entirety as follows:

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Each Borrowing Request shall constitute a representation (1) that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base) and (2) that as of the end of the third Business Day after such requested Borrowing will be funded, after giving pro forma effect to the requested Borrowing, the Consolidated Cash Balance shall not exceed $10,000,000.

(d)Section 3.04(c) of the Credit Agreement is hereby amended by (i) re-numbering clauses (iv) and (v) to become clauses (v) and (vi), respectively, and (ii) adding a new clause (iv) immediately following clause (iii) thereof as follows:

(iv)    If, at any time, (A) there are outstanding Borrowings or LC Exposure and (B) the Consolidated Cash Balance exceeds $10,000,000 as of the end of any four consecutive Business Days (such four Business Day period, the "Consolidated Cash Balance Excess Period"), then the Borrower shall, on or before the end of such Consolidated Cash Balance Excess Period, (x) prepay the Borrowings in an aggregate principal amount equal to such excess as of the end of the Consolidated Cash Balance Excess Period, and (y) if any excess remains after prepaying all of the Borrowings as a result of any LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j), in each case.
(e)Section 6.02 of the Credit Agreement is hereby amended by inserting new clause (f) at the end thereof:

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(f)    (i) The Consolidated Cash Balance as of the day of the Borrowing Request, and (ii) the pro forma Consolidated Cash Balance as of the end of the third Business Day after such Borrowing will be funded, in each case, shall not exceed $10,000,000.
(f)Exhibit B (Form of Borrowing Request) to the Credit Agreement is hereby restated in its entirety as set forth in Exhibit B attached hereto.

4.Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Agreement are subject to the satisfaction (in form and substance satisfactory to the Administrative Agent), unless waived in writing by Administrative Agent and each Lender, of each of the following conditions (the date of such satisfaction or waiver of all conditions precedent, the "Agreement Effective Date"):

(a)Agreement. The Administrative Agent shall have received executed counterparts of this Agreement from duly authorized officers of each of the Borrower and the Guarantors, the Administrative Agent, the Issuing Bank, and the Majority Lenders.

(b)Fees and Expenses. The Administrative Agent shall have received payment of all fees and expenses due to the Arranger and the Administrative Agent, in each case, in connection with this Agreement and the Credit Agreement and, in the case of expenses and legal fees, to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Agreement Effective Date (except as otherwise reasonably agreed by the Borrower).

(c)Representations and Warranties. On and as of the Agreement Effective Date, after giving effect to this Agreement and the transactions contemplated hereby (including the limited waiver and consent contemplated by Section 2 hereof), the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Agreement Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.

5.Certain Representations. Each Loan Party represents and warrants that, as of the Agreement Effective Date: (a) each Loan Party has full power and authority to execute this Agreement, and this Agreement constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by each Loan Party of this Agreement. In addition, each Loan Party represents that after giving effect to this Agreement and the transactions contemplated hereby (including the limited waiver and consent contemplated by Section 2 hereof) all representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality) on and as of the Agreement Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Agreement Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.

6.Reaffirmation of Security Documents. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Obligations.

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7.Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations, as such Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

8.No Further Amendments. Except as previously amended in writing or as modified hereby, the Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

9.Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower (a) waives any defense, offset, counterclaim or recoupment with respect thereto and (b) releases and discharges Administrative Agent and Lenders and their officers, directors, employees, agents, shareholders, affiliates and attorneys (the "Released Parties") from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the Agreement Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party, as determined by final non-appealable order of a court of competent jurisdiction. Borrower, Administrative Agent, Issuing Bank, and each Lender do hereby adopt, ratify and confirm the Credit Agreement and acknowledge and agree that the Credit Agreement is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement and under the other Loan Documents, are not impaired in any respect by this Agreement. Any breach of any representations, warranties and covenants under this Agreement shall be an Event of Default under the Credit Agreement (subject to applicable notice and cure periods as set forth in the Credit Agreement).

10.Limitation on Agreements. The agreements set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents, other than as specifically set forth in Section 2 hereof, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Credit Agreement and the other Loan Documents or any of the other documents referred to herein or therein. This Agreement shall constitute a Loan Document for all purposes.

11.Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail "PDF" copy shall be effective as delivery of a manually executed counterpart of this Agreement.

12.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

13.Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Governmental Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

14.Incorporation of Certain Provisions by Reference. This AGREEMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AGREEMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Texas. The other provisions of Section 12.09 of the Credit Agreement captioned "Governing

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Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial" are incorporated herein by reference for all purposes.

15.Entirety, Etc. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year first above written.
BORROWER:

LONESTAR RESOURCES AMERICA INC.

By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    Chief Executive Officer

GUARANTORS:

ALBANY SERVICES L L C
AMADEUS PETROLEUM INC.
T-N-T ENGINEERING, INC.

Each By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    President

EAGLEFORD GAS, LLC
EAGLEFORD GAS 2, LLC
EAGLEFORD GAS 3, LLC
EAGLEFORD GAS 4, LLC
EAGLEFORD GAS 5, LLC
EAGLEFORD GAS 6, LLC
EAGLEFORD GAS 7, LLC
EAGLEFORD GAS 8, LLC
EAGLEFORD GAS 10, LLC
EAGLEFORD GAS 11, LLC
LONESTAR OPERATING, LLC
LONESTAR RESOURCES, INC.
POPLAR ENERGY, LLC
LA SALLE EAGLE FORD GATHERING LINE LLC
LONESTAR BR DISPOSAL LLC

Each By: /s/ Frank D. Bracken, III
Name:    Frank D. Bracken, III
Title:    Chief Executive Officer

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ADMINISTRATIVE AGENT/ISSUING BANK:

CITIBANK, N.A.,
as Administrative Agent and Issuing Bank

By: /s/ David M. Wollin
Name:    David M. Wollin
Title:    Senior Vice President

LENDERS:

CITIBANK, N.A., as a Lender

By: /s/ David M. Wollin
Name:    David M. Wollin
Title:    Senior Vice President

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ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ David Montgomery
Name:    David Montgomery
Title:    Managing Director

By: /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

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COMERICA BANK, as a Lender

By:
Name:
Title:

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BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

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TRUIST BANK, as a Lender

By: /s/ Benjamin L. Brown
Name:    Benjamin L. Brown
Title:    Director

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FIFTH THIRD BANK, as a Lender

By: /s/ Jonathan H. Lee
Name:    Jonathan H. Lee
Title:    Director

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IBERIABANK, as a Lender

By:
Name:
Title:

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HANCOCK WHITNEY BANK, as a Lender

By: /s/ Parker U. Mears
Name:    Parker U. Mears
Title:    Senior Vice President
EXHIBIT B

FORM OF BORROWING REQUEST
[See attached.]

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EXHIBIT B
FORM OF BORROWING REQUEST
______________, 20__
LONESTAR RESOURCES AMERICA INC., a Delaware corporation (the "Borrower"), pursuant to Section 2.03 of the Credit Agreement dated as of July 28, 2015 (together with all amendments, restatements, supplements or other modifications thereto, the "Credit Agreement") among the Borrower, CITIBANK, N.A., as Administrative Agent and the other agents and lenders (the "Lenders") which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

1.	Aggregate amount of the requested Borrowing is $__________;

2.	Date of such Borrowing is ______________, 20__;

3.	Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

4.	In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is _____________;

5.	Amount of Borrowing Base in effect on the date hereof is $______________;

6.	Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) is $_____________;

7.	Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $______________;

8.
The Consolidated Cash Balance (without regard to the requested Borrowing) is $__________ and the Consolidated Cash Balance (giving effect to the requested Borrowing) will be $__________, as of the end of the third Business Day after such requested Borrowing will be funded; and

9.	Location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

The undersigned certifies that he/she is the _____________ of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.
LONESTAR RESOURCES AMERICA INC.

By:
Name:
Title:

EXHIBIT B, Form of Borrowing Request - Page Solo